John Hancock Investment Trust

Supplement dated March 31, 2017, to the current Prospectus (the “Prospectus”)

John Hancock Seaport Fund (the fund)

Effective April 1, 2017, the Annual fund operating expenses table and the Expense example table in the “Fund summary” section are revised and restated as follows:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R6
Management fee [1]	1.47	1.47	1.47	1.47
Distribution and service (Rule 12b-1) fees	0.30	1.00	0.00	0.00
Other expenses [2]
Dividend and interest expense on short sales	2.05	2.05	2.05	2.05
Interest expense on borrowings	0.11	0.11	0.11	0.11
Additional other expenses	0.24	0.24	0.22	0.13
Total other expenses	2.40	2.40	2.38	2.29
Total annual fund operating expenses	4.17	4.87	3.85	3.76

1 "Management fee" has been restated to reflect the contractual management fee schedule effective April 1, 2017.

2 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C		I	R6
Shares		Sold	Not Sold
1 year	898	587	487	387	378
3 years	1,703	1,464	1,464	1,175	1,149
5 years	2,522	2,443	2,443	1,981	1,939
10 years	4,630	4,902	4,902	4,079	4,002

Effective April 1, 2017, in the “Fund details” section, under the heading “Who’s who — Management fee,” the disclosure regarding the fund’s management fee schedule is modified as follows:

The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average Daily Net Assets ($)	Annual Rate (%)
First 250 million	1.500
Excess over 250 million	1.450

During its most recent fiscal year, the fund paid the advisor a management fee equal to 1.49% of average daily net assets (including any waivers and/or reimbursements). The fee schedule above became effective April 1, 2017.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Investment Trust

Supplement dated March 31, 2017, to the current John Hancock Equity and Alternative/Specialty Funds Class NAV Prospectus (the “Prospectus”)

John Hancock Seaport Fund (the fund)

Effective April 1, 2017, the Annual fund operating expenses table and the Expense example table in the “Fund summary” section are revised and restated as follows:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee [1]	1.47
Other expenses[2]
Dividend and interest expense on short sales	2.05
Interest expense on borrowings	0.11
Remainder of other expenses	0.11
Total other expenses	2.27
Total annual fund operating expenses	3.74

1 “Management fee” has been restated to reﬂect the contractual management fee schedule effective April 1, 2017.

2 “Other expenses” have been restated from ﬁscal year amounts to reﬂect current fees and expenses.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	376
3 years	1,143
5 years	1,930
10 years	3,984

Effective April 1, 2017, in the “Fund details” section, under the heading “Who’s who — Management fee for Seaport Fund,” the disclosure regarding the fund’s management fee schedule is modified as follows:

The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average Daily Net Assets ($)	Annual Rate (%)
First 250 million	1.500
Excess over 250 million	1.450

The fee schedule above became effective April 1, 2017.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.